SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                                -----------


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  October 21, 1996

                       THE MACERICH COMPANY
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            (Exact Name of Registrant as Specified in Charter)


       Maryland               1-12504            95-4448705
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(State or Other Jurisdiction (Commission        (IRS Employer
      of Incorporation)       File Number)      Identification No.)



    233 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
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            (Address of Principal Executive Offices)



Registrant's telephone number, including area code (310) 394-6911
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                                  N/A
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(Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          Acquisition of Valley View Mall. On October 21, 1996, Macerich Valley View Limited Partnership (the "Macerich Valley View Partnership"), a majority-owned subsidiary of The Macerich Company (the "Registrant") acquired Valley View Mall, containing, in the aggregate, approximately 1,567,000 square feet, from LaSalle Street Fund Incorporated of Delaware ("LaSalle") pursuant to a Purchase and Sale Agreement between LaSalle and Macerich Valley View Partnership (the "Purchase Agreement"). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

          The aggregate purchase price, including closing costs, is approximately $85.5 million, and was determined in good faith arms length negotiations between Registrant and LaSalle. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price consisted of $85.5 million in cash. The cash consideration was paid from the Registrant's general corporate funds and proceeds from debt placed on the property concurrently with the acquisition. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

          Earnings before interest, taxes, depreciation and amortization, as reflected on the attached statement of revenues and direct oprating expenses, for the mall for 1995 was approximately $7.7 million, and for the six months ended June 30, 1996 was approximately $4.0 million.

          The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto.

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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits
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     (a) Financial Statements of Business Acquired

          Report of Independent Accountants                F-1

          Statement of Revenues and
          Certain Expenses for the year
          ended December 31, 1995 and for the
          six months ended June 30, 1996 and
          1995                                                 F-2

     Notes to Financial Statements                             F-3

     (b)  Pro Forma Financial Information


          Condensed Combined Statements of Income for
          the year ended December 31, 1995                     F-4


          Condensed Combined Statements of Operations
          for the six months ended June 30, 1996 and 1995      F-5

           Condensed Combined Balance Sheet as of
           June 30, 1996                                        F-6

     (c)  Exhibits
          2.1  Purchase and Sale Agreement dated as of
          September 26, 1996 between LaSalle Street Fund
          Incorporated of Delaware and Macerich Valley
          View Limited Partnership, a California limited partnership.

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                                SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on October 30, 1996.





                                   THE MACERICH COMPANY



                                   By:  /s/THOMAS O'HERN
                                           -----------------
                                        Thomas O'Hern
                                        Senior Vice President
                                        and Chief Financial Officer

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                               Exhibit Index
                               -------------

Exhibit No.                Document                         Page
-----------                --------                         -----

2.1              Purchase Agreement dated
                 September 26, 1996 between LaSalle
                 Street Fund Incorporated of Delaware,
                 and Macerich Valley View Limited
                 Partnership, a California limited
                 partnership.

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                     Report of Independent Accountants


To the Board of Directors
of LaSalle Street Fund Incorporated of Delaware

We have audited the accompanying Statement of Revenues and Direct
Operating Expenses of Valley View Center for the year ended December 31, 1995. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (S-X Rule 3-14) and excludes certain material expenses, that would not be comparable to those resulting from the proposed future operations of the property described in Note 2 and is not intended to be a complete presentation of Valley View's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in
Note 2 of Valley View Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


Price Waterhouse LLP


Chicago, Illinois
September 30, 1996















                                    F-1
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                            VALLEY VIEW CENTER
                            ------------------

            STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
            ---------------------------------------------------

                                     Year ended   Six months    Six months
                                     December 31,    ended         ended
                                       1995       June 30, 1995  June 30,1996
                                               (unaudited)   (unaudited)
Revenues:
 Real Estate                         $14,216,038    $7,181,370     $7,437,203
                                       -----------  ----------     ----------
Direct Operating Expenses:
 Property operating expenses           4,635,143     2,181,805      2,446,860
 Real estate taxes                     1,873,592     1,017,462        961,884
                                       -----------   ----------     ----------
                                        6,508,735     3,199,267     3,408,744
                                       -----------    ----------    ----------

Revenues in excess of direct
  operating expenses                 $  7,707,303    $3,982,103    $4,028,459
                                       -----------   ----------     ----------
                                       -----------   ----------     ----------





      The accompanying notes are an integral part of this statement.








                                    F-2
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                            VALLEY VIEW CENTER

                       NOTES TO FINANCIAL STATEMENT

                             DECEMBER 31, 1995


1. Description of the Property

   Valley View, (the "Property") located in Dallas, Texas, is a 1,500,000 square feet enclosed regional mall built between 1973 and 1982. The Property was acquired by LaSalle Street Fund Incorporated (the Fund) in July, 1981 and is managed by LaSalle Asset Managers Limited, an affiliate of the Fund and LaSalle Partners.

2. Significant Accounting Policies

   Basis of Presentation

   The accompanying statement of revenues and direct operating expenses is not representative of the actual operations for the year ended December 31, 1995, because expenses which may not be comparable to the proposed future operations of Valley View have been excluded.
   Expenses excluded consist of management fees, mortgage interest, depreciation and amortization, and other costs not directly related to future operations.

   Revenue recognition

   Rental revenues are recognized as they are due in accordance with the terms of the tenant lease contracts which approximates a straightline basis.


                                    F-3
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

The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1995.
This statement gives effect to the acquisition of Valley View Mall as if that acquisition was completed on January 1, 1995.
This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned Valley View Mall throughout the period presented.
This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.
                                     THE MACERICH COMPANY
                                      UNAUDITED PRO FORMA
                         CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (all amounts in thousands)

                                              Pro forma        Pro forma Results
                          Company results     Adjustment-      (Including the
                             for the                            Valley View Mall
                            year ended      Valley View Mall    Acquisition)
                         December 31, 1995   Acquisition       December 31, 1995
                         ----------------   ----------------   ----------------
                           (A)
Revenues:
   Minimum Rents           69,253                 8,109              77,362
   Percentage Rents         4,814                   297               5,111
   Tenant Recoveries       26,961                 5,793              32,754
   Other                    1,441                    17               1,458
                        ----------------     ----------------  ----------------
     Total revenues       102,469                14,216             116,685

Shopping center expenses   31,580                 6,508              38,088

REIT general and
  administrative expenses   2,011                     0               2,011

Depreciation and
  amortization             25,749                 1,673   (B)         27,422

Interest expense           25,531                 6,082   (C)         31,613
                         ---------------    ----------------     ----------------
Net income (loss)
 before minority interest
  and uncombined joint
   ventures and
    management companies   17,598                   (47)              17,551

Minority interest  (D)     (8,246)                   17               (8,229)
Income (loss) from
 uncombined joint
  ventures and
   management companies     3,250                     0                3,250

Extraordinary loss on early
   extinguishment of debt  (1,299)                                    (1,299)
                       ----------------     ----------------     ----------------
Net income                 11,303                   (30)              11,273
                       ----------------     ----------------     ----------------
                       ----------------     ----------------     ----------------

Net income per share       $0.73                                       $0.73
                      ----------------      ----------------     ----------------
                      ----------------      ----------------     ----------------
Weighted average number
  shares of common stock
    outstanding            15,482                                      15,482



(A)  The information should be read in conjunction with The Macerich Company's
     (the "Company") report on Form 10-K for the period ended December 31, 1995.
(B) Depreciation on the Valley View Mall acquisition is computed on the straight-line method over the estimated useful life of 39 years.
(C) Interest expense is based on debt expected to be placed on the property at acquisition - $60,000 at LIBOR plus 1.5% (6.875%), plus
     $11,000 of other indebtedness at LIBOR plus 1.75% (7.125%), and $14,500 at a fixed rate of 8% percent.
(D)  Minority interest represents the limited partners  ownership






                                       F-4


The following unaudited pro forma statement of operations has been prepared for the six months ended June 30, 1996.  This statement gives effect to the acquisition of
Valley View Mall as if that acquisition was completed on January 1, 1996
This statement also gives effect to the acquisition of Villa Marina Marketplace as if it were acquired on January 1, 1996. Villa Marina Marketplace was acquired on
January 25, 1996, details of that acquisition are included in an 8K dated
February 2, 1996. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned
Valley View Mall and Villa Marina Marketplace throughout the period presented.
This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

                           The Macerich Company
                             Unaudited Pro Forma
                     Condensed Combined Statement of Operations
                           (all amounts in thousands)
                                                      Pro forma               Pro forma             Pro forma Results
                                                     Adjustment-             Adjustment-       (Including the Valley View
                       Company results            Valley View Mall for       VillaMarina          Mall Acquisition)
                    for the six months ended      the six months ended       Marketplace       for the six months ended
                         June 30, 1996                June 30, 1996     Jan 1 to Jan 24, 1996       June 30, 1996
                     -----------------------      -------------------   --------------------   --------------------------
                              (A)
Revenues:
     Minimum Rents                 46,641                4,005                        603           51,249
     Percentage Rents               3,089                  170                         50            3,309
     Tenant Recoveries             22,582                3,019                        228           25,829
     Other                            758                  243                      1,001
                             --------------          ------------             ------------       ---------------
        Total revenues             73,070                7,437                        881           81,388

Shopping center expenses           23,796                3,409                        251           27,456

REIT general and
   administrative expenses          1,396                    0                          0             1,396

Depreciation and amortization      15,650                  837 (B)                    171            16,658

Interest expense                   20,359                3,041 (C)                    117            23,517
                             ---------------        ------------             ------------         ---------------

Net income (loss) before
   minority interest and
     uncombined joint ventures
      and extraordinary loss        11,869                 150                        343            12,362

Minority interest  (c)              (5,277)                (57)                      (130)           (5,464)
Income (loss) from uncombined
   joint ventures and
     management companies            2,121                                                            2,121

Extraordinary loss on early
   retirement of debt                     0                                                               0

                              --------------          ------------             ------------         ---------------


Net income                          8,713                  93                         213             9,019
                              --------------          ------------             ------------          ---------------
                              --------------          ------------             ------------          ---------------

Weighted average of
   shares outstanding                19,996                                                          19,996


Net income per share                  $0.44                                                          $0.45
                              --------------                                                         ---------------
                              --------------                                                         ---------------



 (A)    This information should be read in conjunction with The Macerich Company's (the "Company") report on Form 10-Q for the period  ended  June 30, 1996

 (B)    Depreciation on the Valley View Mall acquisition is computed on the straight-line method over the estimated useful life of 39 years.

 (C)    Interest expense is based on debt expected to be placed on the property at acquisition- $60,000 at LIBOR + 1.5%
        (6.875%) , plus $11,000 of other indebtedness at LIBOR + 1.75% (7.125%), and $14,500 at a fixed rate of 8%

 (D)    Minority interest represents the 38% ownership interest in the Operating Partnership not owned by the Company


                                       F-5

                           The MACERICH COMPANY
                            UNAUDITED PRO FORMA
                     CONDENSED COMBINED BALANCE SHEET
                         (all amounts in thousands)
                                                                    Pro forma
                                                 Pro forma       (Including the
                                                Adjustment-         Valley View
                                Company at     Valley View Mall   Mall Acquisition)
                               June 30, 1996     Acquisition       June 30, 1996
                               ---------------  ---------------   ---------------
     Gross  property                 929,260             85,500         1,011,760

     Total assets                    838,984             85,500           921,484

     Mortgages and loans             571,970             85,500           654,470

     Minority interest                91,667                  0            91,667

     Common stock                        200                                  200

     Additional paid
         in capital                  150,065                             150,065

     Retained earnings                     0                                   0


     Total liabilities and
        shareholder equity           838,984            85,500          921,484



                                    F-6